Other assets - Schedule of Other Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deferred lease incentive and premiums, net of amortization	$ 43,566	$ 13,688
Other property, plant and equipment, net of depreciation of US$0.6m (2013: US$0.4m)	2,876	1,040
Deposits paid	453	500
Prepayments	2,310	1,872
Deferred tax charge	3,797	4,325
Total other assets	$ 53,002	$ 21,425